                                                                      EXHIBIT 21

                    SUBSIDIARIES OF T. ROWE PRICE GROUP, INC.
                                DECEMBER 31, 2001


Subsidiary companies and place of incorporation                                                     Ownership
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T. Rowe Price Advisory Services, Inc. (Maryland)                                                      100%
T. Rowe Price Associates, Inc. (Maryland)                                                             100%
 T. Rowe Price (Canada), Inc. (Maryland)                                                              100%
 T. Rowe Price Investment Services, Inc. (Maryland)                                                   100%
 T. Rowe Price Investment Technologies, Inc. (Maryland)                                               100%
 T. Rowe Price Retirement Plan Services, Inc. (Maryland)                                              100%
 T. Rowe Price Savings Bank (Maryland)                                                                100%
 T. Rowe Price Services, Inc. (Maryland)                                                              100%
 T. Rowe Price Stable Asset Management, Inc. (Maryland)                                               100%
 TRP Finance, Inc. (Delaware)                                                                         100%
  T. Rowe Price International, Inc. (Maryland)                                                        100%
 TRP Suburban Second, Inc. (Maryland)                                                                 100%
T. Rowe Price Global Asset Management Ltd. (United Kingdom)                                           100%
T. Rowe Price Global Investment Services Ltd. (United Kingdom)                                        100%

Other subsidiaries have been omitted because, when considered in the aggregate, they do not constitute a significant subsidiary.


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